UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2004

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 20, 2004, The Dixie Group, Inc. issued a press release stating that its carpet manufacturing and distribution facilities located in Atmore and Saraland, Alabama, were not significantly damaged by Hurricane Ivan and its revenue has been exceptionally strong during 3rd quarter 2004.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits
(99.1) Press Release dated September 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 20, 2004	THE DIXIE GROUP, INC.
By: /s/ Gary A. Harmon Gary A. Harmon Chief Financial Officer